Exhibit 10.13

STATE OF MISSISSIPPI

COUNTY OF HANCOCK

SECOND AMENDMENT TO
LEASE AGREEMENT WITH OPTION TO PURCHASE

THIS SECOND AMENDMENT TO LEASE AGREEMENT WITH OPTION TO PURCHASE (this “Amendment”) is entered into as of the 26th day of September, 2012, (the “Effective Date”) by and between CURE LAND COMPANY, LLC, a Mississippi limited liability company (together with any successor or assign “Landlord”), and SILVER SLIPPER CASINO VENTURE LLC, a Delaware limited liability company (together with any successor or assign “Tenant”).

WHEREAS, Landlord and Tenant have previously entered into a Lease Agreement with Option to Purchase, dated as of November 17, 2004, (“Original Lease”) pursuant to which Tenant has leased the Premises from Cure Land Company, LLC, as Landlord.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Lease.  A Memorandum of Lease providing record notice of the Original Lease and certain terms thereof was executed by Landlord and Tenant effective November 17, 2004, (“Lease Memo”) and recorded in Deed Book BB 298 at Page 287 in the office of the Chancery Clerk of Hancock County, Mississippi.

WHEREAS, Landlord and Tenant executed a First Amendment to Lease Agreement with Option to Purchase, dated as of March 13, 2009, and recorded in Deed Book 2009 at Page 3448 in the office of the Chancery Clerk of Hancock County, Mississippi, (the “First Amendment” and together with the Original Lease, the “Lease”) to reflect a change to the legal description of the Premises due to the abandonment of a portion of Shipyard Road adjacent to Parcels A, B, and C of the Premises and the relocation of the public roadway in that area.  The full legal description of the Premises as revised by the First Amendment as surveyed is set forth on Exhibit “A” hereto; however, the descriptions as set forth herein are intended to be one and the same as the descriptions set forth in the Lease and shall not limit any of Tenant’s rights to the Premises as granted in the Lease.

WHEREAS, Full House Resorts, Inc., a Delaware corporation, (“Full House”) has entered into a Membership Purchase Agreement with Tenant’s members dated as of March 30, 2012, for the purchase of the limited liability company membership interests in Tenant, and Tenant and Landlord have agreed to certain additional changes to the provisions of the Original Lease in anticipation of the membership interest purchase.

NOW, THEREFORE, for and in consideration of the covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1.
As consideration for the amendments set forth herein, Tenant has paid to Landlord and Landlord hereby acknowledges receipt of the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00) delivered in conjunction with the closing of the sale of the membership interests to Full House.

2.	Section 3.1 of the Original Lease is hereby amended by the addition of the following subsection:

(c)
Commencing with the month of October, 2012, Tenant agrees to pay to Landlord Seventy Five Thousand Dollars ($75,000.00) per month, due and payable on the first day of each and every month.  Any payments due pursuant to Subsections 3.1(a) and/or (b) have been made for the month of September, 2012, and such payments under Subsections 3.1(a) and/or (b) shall be discontinued thereafter in favor of Base Rent payments solely under this Subsection 3.1(c).

3.	Section 3.2 of the Original Lease is hereby amended by the addition of the following subsection:

(c)
Commencing with the month of October, 2012, Tenant shall no longer pay to Landlord as additional rent the amount set forth in Subsection 3.2(a) and shall only pay the amount set forth in Subsection 3.2(b), being an amount equal to three percent (3.0%) of the Gross Gaming Revenue which is in excess of Three Million Six Hundred Fifty Thousand Dollars ($3,650,000.00) per month.

4.	Subsection 5.1(a) of the Original Lease is hereby amended as follows:

The deadline for the exercise of the Option is hereby extended through October 1, 2017, the date which is five years from the date of the closing of the sale of the membership interests, and the Option may only be exercised from and after January 1, 2014, unless exercised following a notice of termination pursuant to Section 17 hereinbelow.

All other provisions of Subsection 5.1(a) not inconsistent with this amendment to the period for the exercise of the Option shall remain in full force and effect.

5.	Section 14.3 of the Original Lease is hereby amended by the addition of the following at the end of the section:

Tenant shall maintain property insurance, which shall include windstorm and flood coverage, for an amount of at least Fifteen Million Five Hundred Thousand Dollars ($15,500,000.00) and shall name Landlord as a loss payee on such policy or policies.  Landlord shall only be entitled to receive proceeds paid from such policy or policies under the conditions set forth in Section 17 hereinbelow.

6.	Section 17 of the Original Lease is hereby amended as follows:

(a)	by replacing the period after “destruction” in the 5th line of the 2nd paragraph with a comma; and

(b)	by the addition of the following at the end of the section:

Provided no notice of termination has been given pursuant to the terms of this Section 17, the payment of Base Rent shall continue during any business disruption.  In the event a notice of termination is given pursuant to the terms of this Section 17, Landlord shall receive insurance proceeds in an amount up to Fifteen Million Five Hundred Thousand Dollars ($15,500,000.00), and Tenant may elect to exercise the Option in accordance with Section 5 hereinabove, whereupon such election the insurance proceeds paid to Landlord shall be applied to the Option Purchase Price.

7.
Landlord acknowledges that Section 10 of the Original Lease shall remain unaffected following Full House’s purchase of the membership interests in Tenant.  Landlord will continue to allow Tenant the use of the water from the well free of charge for the hotel/casino and other operations at the Premises, and in lieu of payments for water, Tenant will maintain the well and water tower.

8.
Landlord hereby further agrees to execute one or more estoppel certificates and/or consents as may be reasonably requested by Full House or Full House’s lenders and Landlord’s consent shall not be unreasonably withheld.  In no event shall this provision be construed to modify Section 15 of the Original Lease.

The Lease is amended only as expressly set forth herein, and all other terms and conditions thereof shall remain in full force and effect.  This Amendment may be executed in multiple counterparts which shall be enforceable as originals.

Full House joins in this Amendment for the sole purpose of acknowledging that Tenant will remain obligated under the Lease as amended hereby following Full House’s purchase of the membership interests in Tenant as well as under the following leases:

a.
The Commercial Lease Agreement dated December 1, 2010, by and between Landlord and Tenant for the lease of a house and two warehouse buildings located at 8244 Lakeshore Road, Bay St. Louis, MS 39520; and

b.	The Lease Agreement dated January 31, 2012, by and between Chelsea Co., LLC, and Tenant for the lease of real property located at 7431 Highway 90, Bay St. Louis, MS 39520.

[See Separate Signature Page(s)]

IN WITNESS WHEREOF, Landlord and Tenant, joined by Full House, have executed this Amendment as of the date set forth in the first paragraph above.

LANDLORD:		TENANT:

Cure Land Company, LLC		Silver Slipper Casino Venture LLC

By:	/s/ Michael D. Cure	By:	/s/ Paul Alanis
Paul Alanis,
Its:	Manager		President and Chief Executive Officer

FULL HOUSE:

Full House Resorts, Inc.

By:	/s/ Mark Miller

Its:	COO/CFO

Description of Property

PARCEL A Leasehold Interest

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), also being located in that portion of the NW ¼ of the NW ¼ lying north of Bayou Caddy, Section 29, Township 9 South, Range 14 West, Hancock County, Mississippi; and being more particularly described as follows:

Commence at an iron rod located at the intersection of the northwest right-of-way of Shipyard Road with the east line of Block 98, Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269352.04, E. 797139.03 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 00°11’22”E 36.71 feet to the intersection of the east line of Block 98, Gulfview Subdivision, with the southeast right-of-way of Shipyard Road, said intersection being the Point of Beginning; thence N 54°53’02” E 36.68 feet along the southeast right-of-way of Shipyard Road; thence N 53°55’51” E 26.24 feet along the southeast right-of-way of Shipyard Road; thence N 47°08’34” E 66.03 feet along the new southeast right-of-way of Shipyard Road; thence N 45°27’37” E 165.84 feet along the new southeast right-of-way of Shipyard Road to the beginning of a curve to the left; thence northeasterly and northerly 92.72 feet along a curve of the new southeast and new east right-of-way of Shipyard Road, said curve having a central angle of 54°12’26” with a radius of 98.00 feet, also having a chord bearing and distance of N 18°21’24” E 89.30 feet to the end of said curve; thence N 08°44’49” W 343.72 feet along the new east right-of-way of Shipyard Road to the beginning of a curve to the right; thence northerly 50.85 feet along said curve of the new east right-of-way of Shipyard Road, said curve having a central angle of 18°47’54” with a radius of 155.00 feet, also having a chord bearing and distance of N 00°39’08” E 50.63 feet to the end of said curve; thence N 10°03’05” E 41.99 feet along the new east right-of-way of Shipyard Road to a point located on the now or former west right-of-way of Beach Boulevard; thence S 08°44’09” E 516.96 feet along said now or former west right-of-way of Beach Boulevard to a point located on the former south right-of-way of Shipyard Road; thence continue S 08°44’09” E 449.69 feet along said now or former west right-of-way of Beach Boulevard to a point located on the southerly edge of an existing bulkhead on the north side of Bayou Caddy; thence meander southwesterly 262.6 feet, more or less, along said south edge of and existing bulkhead to a point located at the following coordinates, N. 268971.14, E. 797247.61, said point also being located at the most easterly corner of a parcel of land with an existing water tower; thence along the boundary of the water tower parcel the following five courses, N 18°21’46” W 49.85 feet, N 75°27’27” W 20.25 feet, S 71°38’14” W 27.58 feet, thence S 00°04’51” E 17.29 feet, S 18°21’46” E 44.43 feet to a point located on said south edge of and existing bulkhead; thence meander southwesterly 348.1 feet, more or less, along said south edge of an existing bulkhead and along the south edge of an existing concrete dock to a point located at the corner of said dock, said point having the following coordinates, N. 268920.55, E. 796859.08; thence N 88°38’51” W 43.26 feet to a point in a canal; thence N 02°59’02” W 160.73 feet along the east line of property now or formerly to John Ladner & Terryl Ladner (W.D. Book X5, Page 14), to a point located on the southeast right-of-way of Shipyard Road; thence N 54°53’02” E 405.48 feet along said southeast right-of-way of Shipyard Road to the said Point of Beginning.

PARCEL B Leasehold Interest

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

For the Point of Beginning, Commence at an iron rod located at the intersection of the northwest right-of-way of Shipyard Road, with the east line of Block 98, Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269352.04, E. 797139.03 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 54°50’16” W 407.80 feet along said northwest right-of-way of Shipyard Road to the intersection with the east line of property now or formerly to Terryl M. Ladner (W.D. Book BB23, Pages 240-241); thence N 02°59’02” W 111.76 feet, more or less, to a point on the southern bank of a canal, said point being the northeast corner of property now or formerly to Terryl M. Ladner; thence meander southwesterly 170 feet, more or less, along said southern bank of a canal to the northwest corner of property now or formerly to Terryl M. Ladner; thence S 02°59’02” E 57.53 feet, more or less, along the west line of said property now or formerly to Terryl M. Ladner, to a point having the following coordinates N 269077.62, E. 796663.60; thence S 89°48’38” W 245.10 feet to a point in a canal; thence N 00°52’43” E 237.79 feet to a point in a canal; thence N 00°05’36” E 243.76 feet to a point in a canal, said point also being located on the now or former south right-of-way of Featherston Avenue (not open/now vacated); thence S 89°48’38” W 604.20 feet along said now or former south right-of- way of Featherston Avenue to a point located on the now or former east right-of-way of Ann Street, said point also being the northwest corner of Lot 8, Block 76, Gulfview Subdivision, said point also being located at the following coordinates, N. 269556.34, E. 795818.34; thence N 00°11’22” W 510.00 feet along the now or former east right-of-way of Ann Street to a point located on the now or former centerline of Waite Avenue (not open/now vacated); thence N 89°48’38” E 885.00 feet along said now or former centerline to the intersection of the now or former centerline of Michigan Street (not open/now vacated); thence N 00°11’22” W 480.00 feet along said former centerline of Michigan Street to the intersection of the now or former centerline of Lowry Avenue (not open/now vacated); thence N 89°48’38” E 561.21 feet along the now or former centerline of Lowry Avenue to a point located on the west right-of-way of Beach Boulevard, said point also being located 60 feet (measured at a right angle) westerly from the west side of the top of a concrete seawall being located east of and contiguous with said Beach Boulevard, said point having the following coordinates, N. 270551.12, E. 797261.27; thence S 07°19’28” E 30.23 feet along said west right-of-way of Beach Boulevard to a point located on the north line of Lot 1, Block 100, Gulfview Subdivision; thence S 08°44’36” E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89°48’38” E 25.03 feet along the north line of said Lot 7 to a point, said point also being located at the south end of a right-of-way for Beach Boulevard, said point also being located on the new west right-of-way of Shipyard Road; thence southerly 19.34 feet along a curve of the new west right-of-way of Shipyard Road, said curve being concave to the west, having a central angle of 08°12’33” with a radius of 135.00 feet, also having a chord bearing and distance of S 05°56’49” W 19.33 feet to the end of said curve; thence S 10°03’05” W 191.64 feet along the new west right-of-way of Shipyard Road to the beginning of a curve to the left; thence southerly 60.70 feet along a curve of the new west right-of-way of Shipyard Road, said curve having a central angle of 18°47’54” with a radius of 185.00 feet, also having a chord bearing and distance of S 00°39’08” W 60.43 feet to the end of said curve; thence S 08°44’49” E 343.72 feet along the new west right-of-way of Shipyard Road to the beginning of a curve to the right; thence southerly and southwesterly 64.33 feet along a curve of the new west and new northwest right-of-way of Shipyard Road, said curve having a central angle of 54°12’26” with a radius of 68.00 feet, also having a chord bearing and distance of S 18°21’24” W 61.96 feet to the end of said curve; thence S 45°27’37” W 165.40 feet along the new northwest right-of-way of Shipyard Road; thence S 47°09’52” W 66.93 feet along the northwest right-of-way of Shipyard Road; thence S 55°01’25” W 36.53 feet along the northwest right-of- way of Shipyard Road to the said Point of Beginning.

PARCEL C Leasehold Interest

All that portion of Beach Boulevard (now abandoned) lying south of the north line of Lot 7, Block 100, Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at the intersection of the north line of Lot 1, Block 100, Gulfview Subdivision with the west right-of-way of Beach Boulevard, said point being located at the following coordinates, N. 270521.13 feet, E. 797265.13 feet (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 08°44’36” E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89°48’38” E 55.05 feet along the north line of said Lot 7 to the Point of Beginning, said point also being located at the south end of right-of-way for Beach Boulevard, said point also being located on the new right-of-way of Shipyard Road; thence continue N 89°48’38” E 5.63 feet to the west side of the top of a concrete seawall, said seawall being located east of and contiguous with now or former Beach Boulevard; thence meander along the west side of the top of a concrete seawall the following ten courses, S 08°39’32” E 10.55 feet, S 08°40’35” E 100.06 feet, S 08°42’08” E 80.83 feet, S 08°36’24” E 18.82 feet, S 08°45’41” E 100.59 feet, S 08°46’04” E 99.96 feet, S 08°44’59” E 99.52 feet, S 08°44’47” E 99.70 feet, S 08°40’43” E 100.10 feet, S 08°43’50” E 88.77 feet; thence N 81°11’47” E 2.95 feet to the northwest corner of a Public Trust Tidelands Lease parcel; thence S 08°48’13” E 299.95 feet along the west line of a Public Trust Tidelands Lease parcel to a point located on the southerly edge of an existing bulkhead on the north side of Bayou Caddy, thence meander westerly and southerly along the edge of said bulkhead the following four courses, S 81°26’42” W 36.52 feet, S 06°34’36” E 32.37 feet, S 83°24’18” W 17.73 feet, S 73°55’30” W 7.67 feet to a point located on the now or formerly west right-of-way of Beach Boulevard; thence N 08°44’09” W 449.69 feet along said now or formerly west right-of-way of Beach Boulevard to a point located on the former south right-of-way of Shipyard Road; thence continue N 08°44’09” W 516.96 feet along said now or former west right-of-way of Beach Boulevard to a point located on the new west right-of-way of Shipyard Road; thence N 10°03’05” E 149.65 feet along the new east right-of-way of Shipyard Road to the beginning of a curve to the left; thence northerly 24.70 feet along said curve of the new east right-of-way of Shipyard Road, said curve having a central angle of 08°34’43” with a radius of 165.00 feet, also having a chord bearing and distance of N 05°45’43” E 24.68 feet to the said Point of Beginning.

PARCEL D [Intentionally Omitted]

PARCEL E [Intentionally Omitted]

PARCEL F Non-Exclusive Easement Interest

A parcel of land (easement) located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), also being located in that part of the NE ¼ of the NE ¼ lying north of Bayou Caddy in Section 30, Township 9 South, Range 14 West, Hancock County, Mississippi; and being more particularly described as follows:

For the Point of Beginning, Commence at an iron rod located at the southwest corner of Lot 9, Block 77, Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269050.32, E. 796270.02 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence N 76°46’38” W 133.64 feet; thence N 89°48’38” E 130.00 feet to the west line of said Lot 9, Block 77; thence S 80°41’59” E 50.69 feet; thence N 87°51’33” E 98.62 feet to a point in a canal; thence N 89°48’38” E 245.10 feet to a point located on the west line of property now or formerly to Terryl M. Ladner, said point having the following coordinates, N. 269077.62, E. 796663.60; thence S 02°59’02” E 37.58 feet along said west line of property now or formerly to Terryl M. Ladner (W.D. Book BB23, Pages 240-241), to a point located on the northwest right-of-way of Shipyard Road; thence S 66°39’08” W 27.82 feet along said northwest right-of-way of Shipyard Road to a point located on the east line of property now or formerly to Strong (W.D. Book AA5, Pages 33-35); thence N 02°50’06” W 10.18 feet along said east line of property now or formerly to Strong, to the southeast corner of a parcel of land conveyed by Strong to Cure, et al (W.D Book BB94, Pages 576-578); thence S 88°53’02” W 90.00 feet along the south line of said parcel of land conveyed by Strong to Cure, et al; thence N 74°12’03” W 22.44 feet; thence N 87°11’53” W 69.68 feet; thence S 87°51’33” W 150.40 feet; thence N 76°46’38” W 39.06 feet to the said Point of Beginning.

PARCEL G Leasehold Interest

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at an iron rod located at the southwest corner of Lot 9, Block 77, Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269050.32, E. 796270.02 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence N 00°11’22” W 31.00 feet along the west line of Block 77 to the Point of Beginning; thence S 89°48’38” W 130.00 feet; thence N 81°05’57” W 50.64 feet; thence N 77°18’52” W 71.81 feet; thence N 85°02’49” W 100.40 feet; thence S 89°48’38” W 100.00 feet to the west line of Block 76, Gulfview Subdivision; thence N 00°11’22” W 443.51 feet along said west line of Block 76, to the northwest corner of Lot 8, Block 76, Gulfview Subdivision; thence N 89°48’38” E 450.00 feet along the north line of said Block 76 and the easterly projection thereof to the northwest corner of Lot 8, Block 77, Gulfview Subdivision; thence S 00°11’22” E 476.51 feet along the west line of said Block 77 to the said Point of Beginning.

PARCEL H Non-exclusive Easement Interest / a.k.a Water Tower Site

A parcel of land located in that portion of the NW ¼ of the NW ¼ lying north of Bayou Caddy in Section 29, Township 9 South, Range 14 West, Hancock County, Mississippi; and being more particularly described as follows:

Commence at an iron rod located at the intersection of the northwest right-of-way of Shipyard Road with the east line of Block 98 Gulfview Subdivision, said iron rod also being located at the following coordinates, N. 269352.04, E. 797139.03 (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 00°11’22” E 36.71 feet to the intersection of the east line of Block 98, Gulfview Subdivision with the southeast right-of-way of Shipyard Road; thence N 54°53’02” E 36.68 feet along the southeast right-of-way of Shipyard Road; thence N 53°55’51” E 20.43 feet along the southeast right-of-way of Shipyard Road; thence S 00°04’51” E 333.61 feet to the Point of Beginning; thence N 71°38’14” E 27.58 feet; thence S 75°27’27” E 20.25 feet; thence S 18°21’46” E 49.85 feet to a point located on the south edge of an existing bulkhead, said point being located at the following coordinates, N. 268971.14, E. 797247.61; thence S 71°38’14” W 50.00 feet along said south edge of an existing bulkhead; thence N 18°21’46” W 44.43 feet; thence N 00°04’51” W 17.29 feet to the said Point of Beginning.

PARCEL I [Intentionally omitted.]

PARCEL J Leasehold Interest

Commencing at a concrete post which is the Southwest corner of Section 36, Tp.8S, R15W; thence East 828.5 feet along the Section line to an iron pipe, thence North 1037.5 feet, more or less, to an iron pipe on the South line of R.O.W. of U.S. Highway 90 as the point of beginning; thence North 88 degrees 7 minutes West 128 feet, more or less, along the South line of the above mentioned ROW to a point which is 43 feet East of the East Driveway; thence South 180 feet to a point; thence S 88 degrees 7 minutes E 128 feet, more or less, to a point which is due South of the point of beginning, thence N. 180 feet to the point of beginning; being a part of the SW ¼ of the SW ¼, Section 36, Township 8 S., Range 15W., Hancock County, Mississippi.

PARCEL “K” (Leasehold Interest)

ADDED TO DESCRIPTION OF THE PROPERTY

Abandoned Roadway Parcel (Leasehold Interest)

FORMER R.O.W. FOR SHIPYARD ROAD (2006)

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at the intersection of the north line of Lot 1, Block 100, Gulfview Subdivision with the west right-of-way of Beach Boulevard, said point being located at the following coordinates, N. 270521.13 feet, E. 797265.13 feet (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 08°44’36” E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89°48’38” E 25.03 feet along the north line of said Lot 7 to the Point Of Beginning, said point also being located at the south end of right-of-way for Beach Boulevard, said point also being located on the now or former west right-of-way of Shipyard Road; thence continue N 89°48’38” E 30.02 feet along the north line of said Lot 7, also being along the south end of right-of-way for Beach Boulevard; thence southerly 24.70 feet along a curve concave to the west, having a central angle of 08°34’43” with a radius of 165.00 feet, also having a chord bearing and distance of S 05°45’43” W 24.68 feet to the end of said curve; thence S 10°03’05” W 191.64 feet to the beginning of a curve to the left; thence southerly 50.85 feet along said curve having a central angle of 18°47’54” with a radius of 155.00 feet, also having a chord bearing and distance of S 00°39’08” W 50.63 feet to the end of said curve; thence S 08°44’49” E 343.72 feet to the beginning of a curve to the right; thence southerly and southwesterly 92.72 feet along said curve having a central angle of 54°12’26” with a radius of 98.00 feet, also having a chord bearing and distance of S 18°21’24” W 89.30 feet to the end of said curve; thence S 45°27’37” W 165.84 feet; thence S 47°08’34” W 66.03 feet; thence S 53°55’51” W 26.24 feet; thence S 54°53’02” W 36.68 feet; thence S 54°53’02” W 405.48 feet to a point located at the northeast corner of property now or formerly to John Ladner & Terryl Ladner (W,D. Book X5, Page 14); thence N 02°59’02” W 35.15 feet to a point located at the southeast corner of property now or formerly to Terryl M. Ladner (W.D. Book BB23, Pages 240-241); thence N 54°50’16” E 407.80 feet; thence N 55°01’25” E 36.53 feet; thence N 47°09’52” E 66.93 feet; thence N 45°27’37” E 165.40 feet to the beginning of a curve to the left; thence northeasterly and northerly 64.33 feet along said curve having a central angle of 54°12’26” with a radius of 68.00 feet, also having a chord bearing and distance of N 18°21’24” E 61.96 feet to the end of said curve; thence N 08°44’49” W 343.72 feet to the beginning of a curve to the right; thence northerly 60.70 feet along said curve having a central angle of 18°47’54” with a radius of 185.00 feet, also having a chord bearing and distance of N 00°39’08” E 60.43 feet to the end of said curve; thence N 10°03’05” E 191.64 feet to the beginning of a curve to the left; thence northerly 19.34 feet along said curve having a central angle of 08°12’33” with a radius of 135.00 feet, also having a chord bearing and distance of N 05°56’49” E 19.33 feet to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision, said point also being located at the south end of right-of-way for Beach Boulevard, also said point being the said Point Of Beginning.

PARCEL L

LESS AND EXCEPTED FROM PARCELS A, B, C AND K:
RELOCATED ROADWAY PARCEL

NEW R.O.W. FOR SHIPYARD ROAD (2006)

A parcel of land located in Gulfview Subdivision (Subdivision Plat Book 1, Page 27), Hancock County, Mississippi; and being more particularly described as follows:

Commence at the intersection of the north line of Lot 1, Block 100, Gulfview Subdivision with the west right-of-way of Beach Boulevard, said point being located at the following coordinates, N. 270521.13 feet, E. 797265.13 feet (M.S.P.C.S.-East Zone/NAD 83 in feet); thence S 08°44’36” E 323.60 feet along the west right-of-way of Beach Boulevard to a point located on the north line of Lot 7, Block 100, Gulfview Subdivision; thence N 89°48’38” E 40.60 feet along the north line of said Lot 7, also being along the south end of right-of-way for Beach Boulevard; thence S 11°36’42” W 25.62 feet; thence S 10°02’59” W 190.35 feet to the beginning of a curve to left; thence southerly 54.43 feet along said curve having a central angle of 19°00’52” with a radius of 164.00 feet, also having a chord bearing and distance of S 00°32’33” W 54.18 feet to the end of said curve; thence S 08°57’53” E 96.61 feet; thence S 08°44’21” E 141.83 feet to the beginning of a curve to the right; thence southerly and southwesterly 65.31 feet along said curve having a central angle of 49°53’41” with a radius of 75.00 feet, also having a chord bearing and distance of S 16°12’30” W 63.27 feet to the end of said curve; thence S 41°09’20” W 137.98 feet to the beginning of a curve to the right; thence southwesterly and westerly 34.94 feet along said curve having a central angle of 40°02’27” with a radius of 50.00 feet, also having a chord bearing and distance of S 61°10’34” W 34.24 feet to the end of said curve; thence S 81°11’47” W 53.04 feet to the beginning of a curve to the left; thence westerly and southwesterly 49.90 feet along said curve having a central angle of 57°10’47” with a radius of 50.00 feet, also having a chord bearing and distance of S 52°36’23” W 47.85 feet to the end of said curve; thence S 24°01’00” W 90.89 feet to the beginning of a curve to the right; thence southerly and southwesterly 39.03 feet along said curve having a central angle of 30°00’50” with a radius of 74.50 feet, also having a chord bearing and distance of S 39°01’25” W 38.58 feet to the end of said curve; thence S 54°01’50” W 168.09 feet to the beginning of a curve to the left; thence southwesterly and southerly 27.52 feet along said curve having a central angle of 39°55’07” with a radius of 39.50 feet, also having a chord bearing and distance of S 34’04’16” W 26.97 feet to the end of said curve; thence S 14°06’43” W 78.39 feet to the beginning of a curve to the right; thence southerly and southwesterly 54.02 feet along said curve having a central angle of 40°43’33” with a radius of 76.00 feet, also having a chord bearing and distance of S 34°28’30” W 52.89 feet to the end of said curve; thence S 54°50’16” W 91.05 feet to a point located on the east line of property now or formerly to John Ladner & Terryl Ladner (W.D. Book X5, Page 14); thence N 02°59’02” W 42.53 feet to a point located on the east line of property now or formerly to Terryl M. Ladner (W.D. Book BB23, Pages 240-241); thence N 54°50’16” E 68.40 feet to the beginning of a curve to the left ; thence northeasterly and northerly 28.43 feet along said curve having a central angle of 40°43’33” with a radius of 40.00 feet, also having a chord bearing and distance of N 34°28’30” E 27.84 feet to the end of said curve; thence N 14°06’43” E 78.39 feet to the beginning of a curve to the right; thence northerly and northeasterly 52.60 feet along said curve having a central angle of 39°55’07” with a radius of 75.50 feet, also having a chord bearing and distance of N 34°04’16” E 51.54 feet to the end of said curve; thence N 54°01’50” E 168.09 feet to the beginning of a curve to the left; thence northeasterly and northerly 20.17 feet along said curve having a central angle of 30°00’50” with a radius of 38.50 feet, also having a chord bearing and distance of N 39°01’25” E 19.94 feet to the end of said curve; thence N 24°01’00” E 121.25 feet to the beginning of a curve to the right; thence northeasterly and easterly 56.39 feet along said curve having a central angle of 57°10’47” with a radius of 56.50 feet, also having a chord bearing and distance of N 52°36’23” E 54.07 feet to the end of said curve; thence N 81°11’47” E 60.17 feet to the beginning of a curve to the left; thence easterly and northeasterly 39.48 feet along said curve having a central angle of 40°02’27” with a radius of 56.50 feet, also having a chord bearing and distance of N 61°10’34” E 38.69 feet to the end of said curve; thence N 41°09’20” E 103.84 feet to the beginning of a curve to the left; thence northeasterly and northerly 33.96 feet along said curve having a central angle of 49°53’41” with a radius of 39.00 feet, also having a chord bearing and distance of N 16°12’30” E 32.90 feet to the end of said curve; thence N 08°44’21” W 141.76 feet; thence N 08°57’53” W 96.54 feet to the beginning of a curve to the right; thence northerly 66.37 feet along said curve having a central angle of 19°00’52” with a radius of 200.00 feet, also having a chord bearing and distance of N 00°32’33” E 66.07 feet to the end of said curve; thence N 10°02’59” E 190.36 feet; thence North 18.68 feet to a point located on the north line of Lot 7, Block 100, Gulf-view Subdivision, said point also being located at the south end of right-of-way for Beach Boulevard, also said point being the said Point of Beginning.